Exhibit 99.1

LETTER OF ELECTION AND TRANSMITTAL

Offer to Exchange

Each Outstanding Share of Common Stock

of

Wyndham Hotels & Resorts, Inc.

for

$49.50 in cash and

0.324 Shares of Common Stock of Choice Hotels International, Inc.,

subject to the election and proration procedures described in the Exchange Offer and the related letter of election and transmittal,

by

WH Acquisition Corporation,

a wholly owned subsidiary

of

Choice Hotels International, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 8, 2024, UNLESS THE OFFER IS EXTENDED.
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Total Number of Shares Represented by Book-Entry	Total Number of Shares Tendered(2)
Total Shares

(1)   Need not be completed by stockholders tendering shares of Wyndham Common Stock by book-entry transfer.

(2)   Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent (defined below) are being tendered. See Instruction 4.

The Exchange Agent for the Offer is:

By First Class Mail:	By Registered or Overnight Courier

Computershare Trust Company, N.A. Attn: Corp Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street, Suite V Canton, MA 02021

LOST CERTIFICATES: IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE CALL WYNDHAM HOTELS & RESORTS, INC.’S TRANSFER AGENT AT (877) 456-5394 TO OBTAIN THE NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

EXCHANGE OFFER ELECTION

(See Instruction 12)

Check ONE box to indicate your election for all shares tendered:

☐	CHECK HERE TO ELECT STANDARD ELECTION (AS DEFINED IN THE EXCHANGE OFFER) FOR ALL SHARES OF WYNDHAM COMMON STOCK TENDERED
☐	CHECK HERE TO ELECT CASH ELECTION (AS DEFINED IN THE EXCHANGE OFFER) FOR ALL SHARES OF WYNDHAM COMMON STOCK TENDERED
☐	CHECK HERE TO ELECT STOCK ELECTION (AS DEFINED IN THE EXCHANGE OFFER) FOR ALL SHARES OF WYNDHAM COMMON STOCK TENDERED

You must make one of the three elections set forth above for all of your shares of Wyndham common stock that are being tendered in the Offer (as defined below). You may not check more than one box above. If you do not check one of the boxes above or if you check more than one box, we will treat your shares of Wyndham common stock as if you made the Standard Election.

ALL ELECTIONS ARE SUBJECT TO THE CONSIDERATION, ELECTION AND PRORATION PROCEDURES DESCRIBED IN THE EXCHANGE OFFER AND IN THIS LETTER OF ELECTION AND TRANSMITTAL, INCLUDING THE RECIPT OF ADDITIONAL CONSIDERATION (AS DEFINED THEREIN), IF ANY. ANY SHARES OF WYNDHAM COMMON STOCK TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE TREATED AS IF THE HOLDER MADE THE STANDARD ELECTION.

DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

The Offer (described below) is not being made to (nor will tender of shares of Wyndham Common Stock be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

This letter of election and transmittal (this “Letter of Election and Transmittal”) is to be used for tendering shares of common stock, par value $0.01 per share (“Wyndham Common Stock”), of Wyndham Hotels & Resorts, Inc. (“Wyndham”). Wyndham stockholders may use this form if certificates evidencing shares of Wyndham Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined in the section of the Offer to Exchange, dated December 12, 2023 (as amended from time to time, the “Exchange Offer”), titled “The Offer—Procedure for Tendering”) is utilized, if delivery of shares of Wyndham Common Stock is to be made by book-entry transfer to the account of Computershare Trust Company, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the section of the Exchange Offer titled “The Offer—Procedure for Tendering.” We refer to the Exchange Offer, together with this Letter of Election and Transmittal, as the “Offer”.

Holders whose certificates representing shares of Wyndham Common Stock are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time (as described below) or who cannot complete the procedure for book-entry transfer on a timely basis must tender their shares of Wyndham Common Stock according to the guaranteed delivery procedure set forth in the section of the Exchange Offer titled “The Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders the shares of Wyndham Common Stock described in the box above titled “Description of Shares Tendered” pursuant to the terms and conditions of the Offer. Such tenders are subject to the elections specified under the section above titled “Exchange Offer Election” (an “Exchange Offer Election”), or if no Exchange Offer Election is specified, your shares will be deemed tendered as if you made the Standard Election. All Exchange Offer Elections are subject to the receipt of Additional Consideration, if any, in accordance with the terms of the Exchange Offer. See the section in the Exchange Offer titled “The Offer—Elections and Proration—Consequences of Tendering with No Election.”

Ladies and Gentlemen:

Choice Hotels International, Inc. (“Choice”), on behalf of WH Acquisition Corporation (“Purchaser”), a wholly owned subsidiary of Choice, is offering, upon the terms and subject to the conditions set forth in the Exchange Offer and in this Letter of Election and Transmittal, to exchange for each issued and outstanding share of Wyndham Common Stock, at the election of the holder:

•	$49.50 in cash and 0.324 shares of common stock of Choice (the “Standard Election”);

•	the Cash Election Consideration specified on the cover page of the Exchange Offer; or

•	the Stock Election Consideration specified on the cover page of the Exchange Offer,

subject in each case to the consideration, election and proration procedures described in the Exchange Offer and this Letter of Election and Transmittal. See the section of the Exchange Offer titled “The Offer—Elections and Proration.”

In the event the Competition Laws Condition remains unsatisfied as of March 1, 2025 (such date, the “Ticking Fee Commencement Date”), the holder will also receive the Additional Consideration (as defined below) for each share tendered into the Offer, upon acceptance thereof by the Purchaser. The “Additional Consideration” means an amount equal to (i) $0.45 multiplied by (ii) the Ticking Fee Proration Factor. The “Ticking Fee Proration Factor” means the number of calendar months elapsed after the Ticking Fee Commencement Date to (but excluding) the scheduled date of expiration of the Offer (prorated for any partial months based on (1) the number of days after the Ticking Fee Commencement Date in the calendar month in which the Ticking Fee Commencement Date occurs divided by the number of calendar days in such calendar month and (2) the number of days prior to the scheduled date of expiration of the Offer in the calendar month in which such date occurs divided by the number of calendar days in such calendar month). The Additional Consideration shall be payable in cash or shares of Choice Common Stock, valued at the VWAP of Choice Common Stock as quoted on the NYSE over the five NYSE trading days ending on the 10th Business Day preceding the scheduled date of expiration of the Offer, at Choice’s election (the “Additional Consideration Election”). If the Offer will expire following the Ticking Fee Commencement Date, then Choice will issue a press release stating the amount of the Additional Consideration and the Additional Consideration Election on the 10th Business Day preceding the scheduled date of expiration of the Offer.

The Offer will expire at 5:00 P.M., New York City time, on March 8, 2024 (the “Expiration Time”), unless extended as described in the Exchange Offer, in which case the “Expiration Time” will be the latest time and date on which the Offer, as so extended, expires.

The undersigned elects to have his, her or its shares of Wyndham Common Stock acquired pursuant to one of the foregoing options, as indicated in the section above titled “Exchange Offer Election.”

IF THE UNDERSIGNED FAILS TO PROPERLY MAKE AN EXCHANGE OFFER ELECTION, THE UNDERSIGNED WILL BE TREATED AS IF THE UNDERSIGNED MADE THE STANDARD ELECTION.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for exchange of the shares of Wyndham Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Choice all right, title and interest in and to any and all of the shares of Wyndham Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Wyndham Common Stock or other securities issued or issuable in respect thereof on or after the date hereof, other than Wyndham’s regular quarterly dividend of $0.35 per share of Wyndham common stock with a record date for such dividend prior to the date of acceptance of such shares in the Offer (collectively, “Distributions”)) and irrevocably constitutes and appoints the designees of Choice as the undersigned’s agents the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Wyndham Common Stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such shares of Wyndham Common Stock (and any and all Distributions) or transfer ownership of such shares of Wyndham Common Stock (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Choice, (2) present such shares of Wyndham Common Stock (and any and all Distributions) for transfer on the books of Wyndham and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Wyndham Common Stock (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Election and Transmittal, or through delivery of an Agent’s Message (as defined in the section of the Exchange Offer titled “The Offer—Procedure for Tendering”), the undersigned hereby irrevocably appoints the designees of Choice as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the shares of Wyndham Common Stock tendered hereby (and any Distribution) which have been accepted for exchange by Choice on or after the date of the commencement of the Offer. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Wyndham Common Stock (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, Choice accepts such shares of Wyndham Common Stock for exchange. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such shares of Wyndham Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of Choice will, with respect to the shares of Wyndham Common Stock (and such other shares of Wyndham Common Stock and securities) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of Wyndham stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Choice reserves the right to require that, in order for the shares of Wyndham Common Stock to be deemed validly tendered, immediately upon Choice’s acceptance of shares of Wyndham Common Stock for exchange, Choice must be able to exercise full voting, consent and other rights with respect to such shares of Wyndham Common Stock (and any and all Distributions).

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered shares of Wyndham Common Stock (and any and all other shares of Wyndham Common Stock or other securities issued or issuable in respect of such shares of Wyndham Common Stock), (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered shares of Wyndham Common Stock (and any and all other shares of Wyndham Common Stock or other securities issued or issuable in respect of such shares of Wyndham Common Stock) and (3) when the same are accepted for exchange by Choice, Choice shall acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Choice to be necessary or desirable to complete the sale, assignment and transfer of the shares of Wyndham Common Stock tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Choice all Distributions in respect of the shares of Wyndham Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Choice shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the shares of Wyndham Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Choice in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

The undersigned understands that the valid tender of shares of Wyndham Common Stock pursuant to any of the procedures described in the section of the Exchange Offer titled “The Offer–Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Choice upon the terms of and subject to the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the Exchange Offer, Choice may not be required to accept for exchange any of the shares of Wyndham Common Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of Wyndham Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Wyndham Common Stock does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an Agent’s Message (as defined in the Exchange Offer in the section titled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Choice and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT CHOICE’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF ELECTION AND TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, SUBJECT TO ANY CHALLENGE THEREOF BY A STOCKHOLDER IN A COURT OF COMPETENT JURISDICTION. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF WYNDHAM COMMON STOCK WILL BE DETERMINED BY CHOICE IN ITS DISCRETION, WHICH DETERMINATION SHALL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, SUBJECT TO ANY CHALLENGE THEREOF BY A STOCKHOLDER IN A COURT OF COMPETENT JURISDICTION. The undersigned also understands that no tender of shares of Wyndham Common Stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of Choice or any of its affiliates or assigns, the Exchange Agent, the Dealer Manager or the Information Agent identified on the back page of this

Letter of Election and Transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the shares of Wyndham Common Stock and/or a check for cash (including any cash paid in lieu of a fractional common share, par value $0.01 of Choice (“Choice Common Share”)), and the return of any certificates for the shares of Wyndham Common Stock not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of shares of Wyndham Common Stock tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Shares Tendered”). The undersigned recognizes that Choice has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any shares of Wyndham Common Stock from the name of the registered holder(s) thereof if Choice does not accept for exchange any of the shares of Wyndham Common Stock so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the shares of Wyndham Common Stock and/or a check for cash (including any cash paid in lieu of a fractional Choice Common Share) and any certificates for the shares of Wyndham Common Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for Choice Common Shares (or, at Choice’s election, evidence of book-entry of Choice Common Share) and a check for cash (including any cash in lieu of a fractional Choice Common Share) and the return of any certificates evidencing shares of Wyndham Common Stock not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Choice Common Stock (or, at Choice’s election, evidence of book-entry of shares of Choice Common Stock) and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable in either case, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue as follows: ☐ Check

☐ Share Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.

Taxpayer Identification or

Social Security No.

(Also Complete the Attached IRS Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 7)

To be completed ONLY if the certificates for Choice Common Stock (or, at Choice’s election, evidence of book-entry of shares of Choice Common Stock) and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable in either case, are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Mail as follows: ☐ Check

☐ Share Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

Area Code and

Telephone No.

IMPORTANT

STOCKHOLDER: SIGN HERE

          (Please complete and return the attached IRS Form W-9)

Signature(s) of Holder(s) of Shares

Dated:

Name(s)

(Please Print)

Dated:

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See attached IRS Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(See Instructions 1 and 5)

Authorized Signature

Name

Name of  Firm

Address

(Include Zip Code)

Area Code and

Telephone No.

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. A signature guarantee is required on this Letter of Election and Transmittal (1) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of Wyndham Common Stock) of shares of Wyndham Common Stock or such holder(s) have completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Election and Transmittal or (2) if shares of Wyndham Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See also Instruction 5.

2. Requirements of Tender. This Letter of Election and Transmittal is to be completed by Wyndham stockholders either if certificates evidencing the shares of Wyndham Common Stock are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the shares of Wyndham Common Stock is to be made pursuant to the procedure for tender by book-entry transfer pursuant to the procedures set forth herein and in the Exchange Offer. For a Wyndham stockholder to validly tender shares of Wyndham Common Stock pursuant to the Offer, the Exchange Agent must receive prior to the Expiration Time this Letter of Election and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Election and Transmittal, at one of its addresses set forth on the back cover of this Letter of Election and Transmittal and either (1) the certificates representing tendered shares of Wyndham Common Stock must be received by the Exchange Agent at such address or such shares of Wyndham Common Stock must be tendered pursuant to the procedure for book-entry transfer described below and a book-entry confirmation must be received by the Exchange Agent (including an Agent’s Message), in each case prior to the Expiration Time, or (2) the tendering Wyndham stockholder must comply with the guaranteed delivery procedures described below.

Stockholders whose certificates representing shares of Wyndham Common Stock are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their shares of Wyndham Common Stock by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth herein and in the Exchange Offer.

Pursuant to such guaranteed delivery procedures: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Choice, must be received by the Exchange Agent prior to the Expiration Time and (3) the share certificates (or book-entry confirmation) representing all tendered shares of Wyndham Common Stock, in proper form for transfer, in each case together with this Letter of Election and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of this Letter of Election and Transmittal), and any other documents required by this Letter of Election and Transmittal, are received by the Exchange Agent within two NYSE trading days after the date of execution of such notice of guaranteed. If certificates evidencing shares of Wyndham Common Stock are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Election and Transmittal must accompany each such delivery.

An “Agent’s Message,” as defined in the section of the Exchange Offer titled “The Offer—Procedure for Tendering,” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in DTC tendering the shares of Wyndham Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Election and Transmittal and that Choice may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING WYNDHAM COMMON STOCK, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING WYNDHAM STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Choice will not accept any alternative, conditional or contingent tenders, and no fractional shares of Wyndham Common Stock will be accepted for exchange. By executing this Letter of Election and Transmittal (or a manual facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered shares of Wyndham Common Stock.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of Wyndham Common Stock tendered and/or the certificate numbers evidencing such of shares of Wyndham Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. If fewer than all the shares of Wyndham Common Stock evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of Wyndham Common Stock that are to be tendered in the box titled “Total Number of Shares Tendered”. In such case, a new certificate evidencing the remainder of the shares of Wyndham Common Stock that were evidenced by the old certificates, but were not tended, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” herein, as soon as practicable after the Expiration Time. All shares of Wyndham Common Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered.

5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of Wyndham Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of Wyndham Common Stock without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the shares of Wyndham Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

(c) Different Names on Certificates. If any of the shares of Wyndham Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letter of Election and Transmittal as there are different registrations of such shares of Wyndham Common Stock.

(d) Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of Wyndham Common Stock tendered hereby, no endorsements of certificates evidencing such shares of Wyndham common stock or separate stock powers are required unless the Choice Common Shares are to be issued to, or certificates evidencing shares of Wyndham Common Stock are not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). All signatures on any such documents, certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Election and Transmittal or any certificate evidencing shares of Wyndham Common Stock or stock power are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Choice of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Choice or any successor entity thereto will pay any stock transfer tax with respect to the transfer of any shares of Wyndham Common Stock to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or backup withholding taxes). If, however, the purchase price is to be made to, or if certificate(s) evidencing shares of Wyndham Common Stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing shares of Wyndham Common Stock are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person will be the responsibility of such stockholder for exchange of such shares of Wyndham Common Stock in the Offer, and evidence satisfactory to Choice of the payment of such taxes, or exemption therefrom, may need to be submitted.

7. Special Issuance or Payment and Delivery Instructions. If certificates (or, at Choice’s election, evidence of book-entry transfer) for Choice Common Shares and, if applicable, any shares of Wyndham Common Stock not tendered or not accepted for exchange or a check for cash (including any cash in lieu of a fractional Choice Common Share) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or if any certificates evidencing shares of Wyndham Common Stock not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this Letter of Election and Transmittal should be completed. Any such shares of Wyndham Common Stock not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above in the box titled “Description of Shares Tendered.”

8. Backup Withholding. Under U.S. federal income “backup withholding” tax laws, the exchange agent will be required to withhold a portion of any payments made to certain Wyndham stockholders pursuant to the offer. In order to avoid such backup withholding, each Wyndham stockholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the exchange agent with such stockholder’s or payee’s correct taxpayer identification number, and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. An Wyndham stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the exchange agent the appropriate IRS Form W-8. An appropriate IRS Form W-8 may be obtained from the exchange agent. Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of Wyndham Common Stock to be deemed invalidly tendered, but may require the exchange agent to withhold a portion of the amount of any payments made pursuant to the offer.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup withholding, or contact the exchange agent.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU.

9. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Exchange Offer and this Letter of Election and Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back page of this Letter of Election and Transmittal. Requests for additional copies of the Exchange Offer and this Letter of Election and Transmittal may be directed to the Information Agent at the address and telephone number set forth below. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing the shares of Wyndham Common Stock to be tendered has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify Wyndham’s transfer agent at (877) 456-5394. The stockholder should then be instructed as to the steps that must be taken in order to replace the certificate(s). The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Election and Transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Election and Transmittal.

11. Waiver of Conditions. Subject to the applicable rules and regulations of the SEC and the terms and conditions of the Offer, Choice expressly reserves the right (but will not be obligated) to waive any conditions to the Offer at any time, except for the Competition Laws Condition, the Registration Statement Condition, the Choice Stockholder Approval Condition and the Stock Exchange Listing Condition (as such terms are defined in the Exchange Offer), in each case by giving oral or written notice of such waiver to the Exchange Agent and by making public announcement thereof.

12. Election Procedure; Revocation or Change of Election. The “Exchange Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the shares of Wyndham Common Stock being tendered hereby. There are three elections to choose from: the Standard Election; the Cash Election; and the Stock Election. Each election is described in the Offer of Exchange. You may check (i) one box to designate all of your shares for one election option or (ii) leave the election options blank and not check a box. If you leave the election options blank, you will be treated as if you made the Standard Election. If you check more than one box above, you will be treated as if you made the Standard Election. See the section in this Exchange Offer titled “The Offer—Elections and Proration.”

Elections (whether actual or deemed) are irrevocable, except that shares of Wyndham Common Stock tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Time. After an effective withdrawal, shares of Wyndham Common Stock may be retendered with another election or with no election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Offer for properly tendering shares of Wyndham Common Stock) prior to the Expiration Time.

13. Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Wyndham Common Stock and any notice of withdrawal will be determined by Choice in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law, subject to any challenge thereof by a stockholder in a court of competent jurisdiction. Choice reserves the absolute right to reject any or all tenders of shares of Wyndham Common Stock it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of Choice’s counsel, be unlawful. Choice also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Wyndham Common Stock of any particular Wyndham stockholder, whether or not similar defects or irregularities are waived in the case of other Wyndham stockholders. No tender of shares of Wyndham Common Stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Choice shall determine. None of Choice, the Exchange Agent, the Dealer Manager, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of Wyndham Common Stock, or to waive any such defect or irregularity and none of them will incur any liability for failure to give any such notice or waiver. Choice’s interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding to the fullest extent permitted by law, subject to any challenge thereof by a stockholder in a court of competent jurisdiction.

IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY. THERE WILL BE NO SUBSEQUENT OFFER PERIOD.

Facsimiles of this Letter of Election and Transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this Letter of Election and Transmittal and certificates evidencing shares of Wyndham Common Stock and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein.

If Choice becomes aware of any jurisdiction in which the making of the Offer or the tender of shares of Wyndham Common Stock in connection therewith would not be in compliance with applicable law, Choice will make a good faith effort to comply with any such law. If, after such good faith effort, Choice cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of Wyndham Common Stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Choice by the Dealer Manager or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The Exchange Agent for the Offer is:

By First Class Mail:	By Registered or Overnight Courier

Computershare Trust Company, N.A. Attn: Corp Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street, Suite V Canton, MA 02021

Any questions or requests for assistance or additional copies of the Exchange Offer, the Letter of Election and Transmittal, the notice of guaranteed delivery and related offer materials may be directed to the information agents at their respective telephone numbers and locations listed below. Stockholders may also contact their local broker, commercial bank, trust company or nominee for assistance concerning the offer.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Banks and Brokers Call Collect: (212) 929-5500

All Others Call Toll-Free: (800) 322-2885

Email: exchangeoffer@mackenziepartners.com

The Dealer Managers for the Offer are:

Goldman Sachs & Co. LLC 200 West Street New York, NY 10282 Call Collect: (800) 323-5678 Call Toll-Free: (212) 902-1000	Moelis & Company LLC 399 Park Avenue, 4th Floor New York, NY 10022 Call Toll-Free: (800) 224-7417

Form W-9 (Rev. October 2018) Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type. See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or single-member LLC C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) 5 Address (number, street, and apt. or suite no.) See instructions. 6 City, state, and ZIP code Requester's name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number or Employer identification number Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. Form 1099-INT (interest earned or paid) Form 1099-DIV (dividends, including those from stocks or mutual funds) Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) Form 1099-S (proceeds from real estate transactions) Form 1099-K (merchant card and third party network transactions) Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) Form 1099-C (canceled debt) Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Cat. No. 10231X Form W-9 (Rev. 10-2018) 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.)

Form W-9 (Rev. 10-2018) Page 2 By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: An individual who is a U.S. citizen or U.S. resident alien; A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; An estate (other than a foreign estate); or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the instructions for Part II for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3 Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.IF the entity/person on line 1 is a(n) THEN check the box for Corporation Corporation Individual Sole proprietorship, or Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. Individual/sole proprietor or single-member LLC LLC treated as a partnership for U.S. federal tax purposes, LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation) PartnershipPartnership Trust/estateTrust/estate

Form W-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt M-A tax exempt trust under a section 403(b) plan or section 457(g) from backup withholding. The chart applies to the exempt payees listed plan above, 1 through 13. Note: You may wish to consult with the financial institution requesting IF the payment is for . . . THEN the payment is exempt this form to determine whether the FATCA code and/or exempt payee for . . . code should be completed. Interest and dividend payments All exempt payees except Line 5 for 7 Enter your address (number, street, and apartment or suite number). Broker transactions Exempt payees 1 through 4 and 6 This is where the requester of this Form W-9 will mail your information through 11 and all C corporations. returns. If this address differs from the one the requester already has on S corporations must not enter an file, write NEW at the top. If a new address is provided, there is still a exempt payee code because they chance the old address will be used until the payor changes your are exempt only for sales of address in their records. noncovered securities acquired Line 6 prior to 2012. Enter your city, state, and ZIP code. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Part I. Taxpayer Identification Number (TIN) Payments over $600 required to be Generally, exempt payees Enter your TIN in the appropriate box. If you are a resident alien and reported and direct sales over 1 through 52 you do not have and are not eligible to get an SSN, your TIN is your IRS $5,0001 individual taxpayer identification number (ITIN). Enter it in the social Payments made in settlement of Exempt payees 1 through 4 security number box. If you do not have an ITIN, see How to get a TIN payment card or third party network below. If you are a sole proprietor and you have an EIN, you may enter either transactions your SSN or EIN. 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has 2 However, the following payments made to a corporation and one). Do not enter the disregarded entity's EIN. If the LLC is classified as reportable on Form 1099-MISC are not exempt from backup a corporation or partnership, enter the entity's EIN. withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and Note: See What Name and Number To Give the Requester, later, for payments for services paid by a federal executive agency. further clarification of name and TIN combinations. Exemption from FATCA reporting code. The following codes identify How to get a TIN. If you do not have a TIN, apply for one immediately. payees that are exempt from reporting under FATCA. These codes To apply for an SSN, get Form SS-5, Application for a Social Security apply to persons submitting this form for accounts maintained outside Card, from your local SSA office or get this form online at of the United States by certain foreign financial institutions. Therefore, if www.SSA.gov. You may also get this form by calling 1-800-772-1213. you are only submitting this form for an account you hold in the United Use Form W-7, Application for IRS Individual Taxpayer Identification States, you may leave this field blank. Consult with the person Number, to apply for an ITIN, or Form SS-4, Application for Employer requesting this form if you are uncertain if the financial institution is Identification Number, to apply for an EIN. You can apply for an EIN subject to these requirements. A requester may indicate that a code is online by accessing the IRS website at www.irs.gov/Businesses and not required by providing you with a Form W-9 with "Not Applicable" (or clicking on Employer Identification Number (EIN) under Starting a any similar indication) written or printed on the line for a FATCA Business. Go to www.irs.gov/Forms to view, download, or print Form exemption code. W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 A-An organization exempt from tax under section 501(a) or any business days. individual retirement plan as defined in section 7701(a)(37) If you are asked to complete Form W-9 but do not have a TIN, apply B-The United States or any of its agencies or instrumentalities for a TIN and write "Applied For" in the space for the TIN, sign and date C-A state, the District of Columbia, a U.S. commonwealth or the form, and give it to the requester. For interest and dividend possession, or any of their political subdivisions or instrumentalities payments, and certain payments made with respect to readily tradable D-A corporation the stock of which is regularly traded on one or instruments, generally you will have 60 days to get a TIN and give it to more established securities markets, as described in Regulations the requester before you are subject to backup withholding on section 1.1472-1(c)(1)(i) payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until E-A corporation that is a member of the same expanded affiliated you provide your TIN to the requester. group as a corporation described in Regulations section 1.1472-1(c)(1)(i) Note: Entering "Applied For" means that you have already applied for a F-A dealer in securities, commodities, or derivative financial TIN or that you intend to apply for one soon. instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United Caution: A disregarded U.S. entity that has a foreign owner must use States or any state the appropriate Form W-8. G-A real estate investment trust Part II. Certification H-A regulated investment company as defined in section 851 or an To establish to the withholding agent that you are a U.S. person, or entity registered at all times during the tax year under the Investment resident alien, sign Form W-9. You may be requested to sign by the Company Act of 1940 withholding agent even if item 1, 4, or 5 below indicates otherwise. I-A common trust fund as defined in section 584(a) For a joint account, only the person whose TIN is shown in Part I J-A bank as defined in section 581 should sign (when required). In the case of a disregarded entity, the K-A broker person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. L-A trust exempt from tax under section 664 or described in section 4947(a)(1) Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5 1. Interest, dividend, and barter exchange accounts opened For this type of account: Give name and EIN of: before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the 14. Account with the Department of The public entity certification. Agriculture in the name of a public entity (such as a state or local 2. Interest, dividend, broker, and barter exchange accounts government, school district, or opened after 1983 and broker accounts considered inactive during prison) that receives agricultural 1983. You must sign the certification or backup withholding will apply. If program payments you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the 15. Grantor trust filing under the Form The trust certification before signing the form. 1041 Filing Method or the Optional 3. Real estate transactions. You must sign the certification. You may Form 1099 Filing Method 2 (see cross out item 2 of the certification. Regulations section 1.671-4(b)(2)(i)(B)) 4. Other payments. You must give your correct TIN, but you do not 1 List first and circle the name of the person whose number you furnish. have to sign the certification unless you have been notified that you If only one person on a joint account has an SSN, that person's number have previously given an incorrect TIN. "Other payments" include must be furnished. payments made in the course of the requester's trade or business for 2 Circle the minor's name and furnish the minor's SSN. rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to 3 You must show your individual name and you may also enter your a nonemployee for services, payments made in settlement of payment business or DBA name on the "Business name/disregarded entity" card and third party network transactions, payments to certain fishing name line. You may use either your SSN or EIN (if you have one), but the boat crew members and fishermen, and gross proceeds paid to IRS encourages you to use your SSN. attorneys (including payments to corporations). 4 List first and circle the name of the trust, estate, or pension trust. (Do 5. Mortgage interest paid by you, acquisition or abandonment of not furnish the TIN of the personal representative or trustee unless the secured property, cancellation of debt, qualified tuition program legal entity itself is not designated in the account title.) Also see Special payments (under section 529), ABLE accounts (under section 529A), rules for partnerships, earlier. IRA, Coverdell ESA, Archer MSA or HSA contributions or *Note: The grantor also must provide a Form W-9 to trustee of trust. distributions, and pension distributions. You must give your correct Note: If no name is circled when more than one name is listed, the TIN, but you do not have to sign the certification. number will be considered to be that of the first name listed. What Name and Number To Give the Requester Secure Your Tax Records From Identity Theft For this type of account: Give name and SSN of: Identity theft occurs when someone uses your personal information 1. Individual The individual such as your name, SSN, or other identifying information, without your 2. Two or more individuals (joint The actual owner of the account or, if permission, to commit fraud or other crimes. An identity thief may use account) other than an account combined funds, the first individual on your SSN to get a job or may file a tax return using your SSN to receive maintained by an FFI the account1 a refund. 3. Two or more U.S. persons Each holder of the account To reduce your risk: (joint account maintained by an FFI) " Protect your SSN, The minor2 " Ensure your employer is protecting your SSN, and 4. Custodial account of a minor (Uniform Gift to Minors Act) Be careful when choosing a tax preparer. 5. a. The usual revocable savings trust The grantor-trustee1 If your tax records are affected by identity theft and you receive a (grantor is also trustee) notice from the IRS, respond right away to the name and phone number b. So-called trust account that is not The actual owner1 printed on the IRS notice or letter. a legal or valid trust under state law 6. Sole proprietorship or disregarded 3 If your tax records are not currently affected by identity theft but you The owner think you are at risk due to a lost or stolen purse or wallet, questionable entity owned by an individual credit card activity or credit report, contact the IRS Identity Theft Hotline 7. Grantor trust filing under Optional The grantor* at 1-800-908-4490 or submit Form 14039. Form 1099 Filing Method 1 (see For more information, see Pub. 5027, Identity Theft Information for Regulations section 1.671-4(b)(2)(i) Taxpayers. (A)) Victims of identity theft who are experiencing economic harm or a For this type of account: Give name and EIN of: systemic problem, or are seeking help in resolving tax problems that 8. Disregarded entity not owned by an The owner have not been resolved through normal channels, may be eligible for individual Taxpayer Advocate Service (TAS) assistance. You can reach TAS by 9. A valid trust, estate, or pension trust Legal entity4 calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. 10. Corporation or LLC electing The corporation Protect yourself from suspicious emails or phishing schemes. corporate status on Form 8832 or Phishing is the creation and use of email and websites designed to Form 2553 mimic legitimate business emails and websites. The most common act 11. Association, club, religious, The organization is sending an email to a user falsely claiming to be an established charitable, educational, or other tax- legitimate enterprise in an attempt to scam the user into surrendering exempt organization private information that will be used for identity theft. 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee

Form W-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the Privacy Act Notice IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access Section 6109 of the Internal Revenue Code requires you to provide your information for their credit card, bank, or other financial accounts. correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or If you receive an unsolicited email claiming to be from the IRS, certain other income paid to you; mortgage interest you paid; the forward this message to phishing@irs.gov. You may also report misuse acquisition or abandonment of secured property; the cancellation of of the IRS name, logo, or other IRS property to the Treasury Inspector debt; or contributions you made to an IRA, Archer MSA, or HSA. The General for Tax Administration (TIGTA) at 1-800-366-4484. You can person collecting this form uses the information on the form to file forward suspicious emails to the Federal Trade Commission at information returns with the IRS, reporting the above information. spam@uce.gov or report them at www.ftc.gov/complaint. You can Routine uses of this information include giving it to the Department of contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). Justice for civil and criminal litigation and to cities, states, the District of If you have been the victim of identity theft, see www.IdentityTheft.gov Columbia, and U.S. commonwealths and possessions for use in and Pub. 5027. administering their laws. The information also may be disclosed to other Visit www.irs.gov/IdentityTheft to learn more about identity theft and countries under a treaty, to federal and state agencies to enforce civil how to reduce your risk. and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.